UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2003


                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                         0-20792              77-0130849
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

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                               485 Cochrane Circle
                          Morgan Hill, California 95037
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 776-0799

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.                Description
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    99.1                   Press release dated July 10, 2003 announcing results
                           for the Second Quarter ended June 15, 2003.

Item 9. Regulation FD Disclosure

     This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No.33-8216.

     On July 10, 2003, Fresh Choice, Inc. issued a press release announcing second quarter earnings results. A copy of the press release is attached as
Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FRESH CHOICE, INC.


Date:  July 10, 2003      By: /s/ David E. Pertl
                             -------------------
                              David E. Pertl
                              Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
-----------                -----------

    99.1 Press release dated July 10, 2003 announcing results for the Second Quarter ended June 15, 2003.